UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 25, 2008
Date of Report (Date of earliest event reported)
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 — Other Events	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	3

ITEM 8.01. OTHER EVENTS.
On November 25, 2008, NewBridge Bancorp issued a press release announcing that it has received preliminary approval to participate in the U.S. Department of Treasury Capital Purchase Program.
A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated November 25, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2008	NEWBRIDGE BANCORP

	By:	/s/ Pressley A. Ridgill

Pressley A. Ridgill, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated November 25, 2008.